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                                                                   EXHIBIT 10.52

CONFIDENTIAL

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                             EQUITY PLEDGE AGREEMENT

                                      AMONG

                   SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD

                SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD

                        BEIJING DOTAD TECHNOLOGY CO., LTD

                                       AND

                      BEIJING FOCUS MEDIA WIRELESS CO., LTD

                                   DATED AS OF

                                  MAY 22, 2006

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                             EQUITY PLEDGE AGREEMENT

This EQUITY PLEDGE AGREEMENT (hereinafter, this "AGREEMENT") is entered into in the People's Republic of China (hereinafter, "PRC") as of [ ], 2006 by and among the following Parties:

(1) SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (hereinafter "FOCUS MEDIA ADVERTISEMENT")
     REGISTERED ADDRESS: F Room 1003, No.1027, Changning Road, Changning District, Shanghai
     LEGAL REPRESENTATIVE: Jason Nanchun Jiang

(2) SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (hereinafter "FOCUS MEDIA ADVERTISING AGENCY")
     REGISTERD ADDRESS: A65 Room, 28th Floor, No. 369, Changning Road, Changning District, Shanghai
     LEGAL REPRESENTATIVE: Jason Nanchun Jiang

(3)  BEIJING DOTAD TECHNOLOGY CO., LTD. (hereinafter "PLEDGEE")
     REGISTERED ADDRESS: No. 1, Qi Road, Shangdi Development Region, Haidian District, Beijing
     LEGAL REPRESENTATIVE: [ ]

(4) BEIJING FOCUS MEDIA WIRELESS CO., LTD. (hereinafter "FOCUS MEDIA WIRELESS") REGISTERED ADDRESS: Room 511, Huizhong Building, No. 1, Qi Road, Shangdi Development Region, Haidian District, Beijing
     LEGAL REPRESENTATIVE: [ ]

(The above parties hereinafter shall be individually referred to as a "PARTY" and collectively referred to as the "PARTIES", of which Focus Media Advertisement and Focus Media Advertising Agency shall be individually referred to as a "PLEDGOR" and collectively referred to as the "PLEDGORS" .)

WHEREAS:

(1) Shareholders are the enrolled shareholders of Focus Media Wireless, legally holding all the equity of the company as of the execution date of this Agreement, of

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     which Focus Media Advertisement holds 90% interest while Focus Media
     Advertising Agency holds 10%.

(2) Pursuant to the Call Option Agreement dated as of [ ] 2006 among the Pldgee, the Pledgors and Focus Media Wireless (hereinafter, the "CALL OPTION AGREEMENT"), the Plegors shall transfer part or all of the equity interest of Focus Media Wireless they hold to Dotad Technology and/or any other entity or individual designated by Dotad Technology at the request of the Dotad Technology.

(3) Pursuant to the Shareholders' Voting Right Proxy Agreement dated as of [ ], 2006 among the Pledgee, the Pledgors and Focus Media Wireless (hereinafter, the "PROXY AGREEMENT"), Pledgors have already entrusted the person designated by the Pledgors with full power to exercise on their behalf all of their shareholders' voting rights in respect of the relevant Focus Media Wireless.

(4) As security for performance by the Pledgors of the Contract Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), the Pledgors agree to pledge all of their Focus Media Wireless Equity to the Pledgee and grant the Pledgee the right to request for repayment in first priority and Focus Media Wireless agree such equity pledge arrangement.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

                              ARTICLE 1 DEFINITION

1.1 Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

"CONTRACT OBLIGATIONS" shall mean all contractual obligations of a Pledgor under the Call Option Agreement and Proxy Agreement; all contractual obligations of a Focus Media Wireless under the Call Option Agreement and Proxy Agreement; and all contractual obligations of a Pledgor under this Agreement.

"GUARANTEED LIABILITIES" shall mean all direct, indirect and consequential losses and losses of foreseeable profits suffered by Pledgee due to any Breaching Event (as defined below) a Pledgor and/or a Focus Media Wireless, and all fees incurred by

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Pledgee for the enforcement of the Contractual Obligations of a Pledgor and/or a
Focus Media Wireless.

"TRANSACTION AGREEMENTS" shall mean the Call Option Agreement and the Proxy Agreement.

"BREACHING EVENT" shall mean any breach by either Pledgor of its Contract Obligations under the Proxy Agreement, Call Option Agreement and/or this Agreement; any breach by a Focus Media Wireless of its Contract Obligations under the Call Option Agreement, Proxy Agreement and/or this Agreement.

"PLEDGED PROPERTY" shall mean the equity interest in Focus Media Wireless which is legally owned by the Pledgor as of the effective date hereof and is to be pledges by the Pledgor to the Pledgee according to provisions hereof as the security for the performance by the Pledgor and Focus Media Wireless of their Contractual Obligations (in respect of Focus Media Advertisement, means the 90% equity interest it holds in Focus Media Wireless, and in respect of Focus Media Advertising Agency, means the 10% equity interest it holds in Focus Media Wireless), and the increased capital contribution and equity interest described in Articles 2.6 and 2.7 hereof.

"PRC LAW" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

1.2  The references to any PRC Law herein shall be deemed:

     (1) to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and

     (2) to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3 Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

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                             ARTICLE 2 EQUITY PLEDGE

2.1 Each Pledgor hereby agrees to pledge the Pledged Property, which it legally owns and has the right to dispose of, to Pledgee according to the provisions hereof as the security for the performance of the Contract Obligations and the repayment of the Guaranteed Liabilities. Focus Media Wireless hereby agrees that the Pledgors legally holding equity interest in it to pledge the Pledged Property to the Pledgee according to the provisions hereof.

2.2 Each Pledgor hereby undertakes that it will be responsible for, recording the arrangement of the equity pledge hereunder (hereinafter, the "EQUITY PLEDGE") on the shareholder register of Focus Media Wireless on the date hereof, and will do its best endeavor to make registration with registration authorities of industry and commerce of Focus Media Wireless. Focus Media Wireless undertakes that it will do its best to cooperate with the Pledgors to complete the registration with authorities of industry and commerce under this Article.

2.3 During the valid term of this Agreement, except for the willful misconduct or gross negligence of Pledgee which has direct cause and effect relationship the reduction in value of the Pledged Property, Pledgee shall not be liable in any way to, nor shall Pledgors have any right to claim in any way or propose any demands on Pledgee, in respect of the said reduction in value of the Pledged Property.

2.4 To the extent not violating provision of Article 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is sufficient to jeopardize Pledgee's rights, Pledgee may at any time auction or sell off the Pledged Property on behalf of Pledgors, and discuss with Pledgors to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed Liabilities, or may submit such proceeds to the local notary institution where Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

2.5 The Plegee as Plegee shall be deemed to have created the encumbrance of first order in priority on the Pledged Property, and in case of any Breaching Event, such Pledgee shall have the right to dispose of the Pledged Property in the way set out in Article 4 hereof.

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2.6  Only upon prior consent by Pledgee shall Pledgors be able to increase their capital contribution to Focus Media Wireless. Further capital contribution made by Pledgor (s) in Focus Media Wireless shall also be part of the Pledged Property.

2.7 Only upon prior consent by Pledgee shall Pledgors be able to receive dividends or share profits from the Pledged Property. The dividends or the profits received by Pledgors from the Pledged Property shall be deposited into Pledgee's bank account designated by Pledgee respectively, to be under the supervision of Pledgee and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

                           ARTICLE 3 RELEASE OF PLEDGE

In respect of equity interest of Focus Media Wireless, upon full and complete performance by relevant Pledgors of all of their Contractual Obligations and upon the full repayment by relevant Pledgors of all the Guaranteed Liabilities(if any), the Pledgee shall, at the request of relevant Pledgors, release the pledge created on Focus Media Wireless under this Agreement, and shall cooperate with Pledgors to go through the formalities to cancel the record of the Equity Pledge in the shareholder register of Focus Media Wireless; in case of the Equity Pledge having been recorded at the registration department of Administration of Industry and Commerce of Focus Media Wireless, the relevant Parties shall cooperate with each other to go through the formalities to cancel such record of the Equity Pledge. The reasonable fees incurred in connection with such release to be borne by Pledgee with the same proportion.

                   ARTICLE 4 DISPOSAL OF THE PLEDGED PROPERTY

4.1 Pledgors, Focus Media Wireless and Pledgee hereby agree that, in case of any Breaching Event, the Pledgee, shall have the right to exercise, upon giving written notice to Pledgors, all of the remedial rights and powers enjoyable by them under PRC Law, Transaction Agreements and the terms hereof, including but not limited to being repayment in priority with proceeds from auctions or sale-offs of the Pledged Property. Pledgee shall not be liable for any loss as the result of their reasonable exercise of such rights and powers.

4.2 Pledgee shall have the right to designate in writing its legal counsel or other agents to exercise on their respective behalf any and all rights and powers set out

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     above, and neither Pledgors nor Focus Media Wireless shall not oppose thereto.

4.3 The reasonable costs incurred by Pledgee in connection with their exercise of any and all rights and powers set out above shall be borne by Pledgors, and Pledgee shall have the right to deduct the costs actually incurred from the proceeds that they acquire from the exercise of the rights and powers.

4.4 The proceeds that Pledgee acquires from the exercise of their respective rights and powers shall be used in the priority order as follows:

       - First, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgee of their respective rights and powers (including remuneration paid to their respective legal counsels and agents);

       - Second, to pay any taxes and levies payable for the disposal of the Pledged Property; and

       -    Third, to repay Pledgee for the Guaranteed Liabilities.

     In case of any balance after payment of the above amounts, Pledgee shall return the same to Pledgors or other persons entitled thereto according to the relevant laws and rules or submit the same to the local notary institution where Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

4.5 Pledgee shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching that it is entitled to in respect of the equity interest of Focus Media Wireless holding by any Pledgor; Pledgee shall not be obliged to exercise other remedies at breaching before their exercise of the right to the auctions or sale-offs of the Pledged Property hereunder. Pledgors or Focus Media Wireless shall not oppose to whether Pledgee exercise any part of the right to the pledge or the sequence of exercising the pledge interest.

                            ARTICLE 5 FEES AND COSTS

  All costs actually incurred in connection with the establishment of the Equity Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc shall be borne by the Pledgee.

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                        ARTICLE 6 CONTINUITY AND NO WAIVE

The Equity Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgee to Pledgors in respect of their breach, nor delay by Pledgee in exercising any of their rights under the Transaction Agreements and this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law and the Transaction Agreements, the rights of Pledgee to demand at any time thereafter the strict performance of the Transaction Agreements and this Agreement by Pledgors or the rights Pledgee may be entitled to due to subsequent breach by Pledgors of the obligations under the Transaction Agreements and/or this Agreement.

              ARTICLE 7 REPRESENTATIONS AND WARRANTIES BY PLEDGORS

Each of Pledgors hereby, in respect of itself and Focus Media Wireless in which it holds equity interest, represents and warrants to Pledgee as follows:

7.1 Each Individual Pledgor is a limited liability corporation duly registered and validly existing under PRC Law, with independent status as a legal person; Each of Shareholders has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

7.2 Focus Media Wireless in which the Pledgors hold equity interest is a limited liability corporation duly incorporated and validly existing under PRC Law, it has independent status as a legal person; it has full and independent legal status and capacity to execute, deliver and perform this Agreement and can independently be a subject of actions. It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

7.3 All reports, documents and information concerning Pledgors and all matters as required by this Agreement which are provided by Pledgors to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects

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     as of the execution hereof.

7.5 At the time of the effectiveness of this Agreement, Pledgors are the sole legal owner of the Pledged Property, with no existing dispute whatever concerning the ownership of the Pledged Property. Pledgors have the right to dispose of the Pledged Property or any part thereof.

7.6 Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interest set on the Pledged Property.

7.7 The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgors have the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

7.8 This Agreement constitutes the legal, valid and binding obligations on Pledgors when it is duly executed by Pledgors.

7.9 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder have already been handled or obtained, and will be fully effective during the valid term of this Agreement.

7.10 The execution and performance by Pledgors of this Agreement are not in violation of or conflict with any laws applicable to them, or any agreement to which they are a party or which has binding effect on their assets, any court judgment, any arbitration award, or any administration authority decision.

7.11 The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

7.12 All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgors.

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7.13 There is no pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any court or any arbitral tribunal against Pledgors, or their property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any government authority or any administration authority against Pledgors, or their property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgors or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.14 Pledgors hereby warrant to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

     ARTICLE 8 - REPRESENTATIONS AND WARRANTIES BY FOCUS MEDIA WIRELESS

Focus Media Wireless hereby represents and warrants to Pledgee as follows:

8.1 Focus Media Wireless is a limited liability corporation duly incorporated and validly existing under PRC Law, with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions.

8.2 All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Focus Media Wireless to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

8.3 All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Focus Media Wireless to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects upon provision.

8.4 This Agreement constitutes the legal, valid and binding obligations on Focus Media Wireless when it is duly executed by Focus Media Wireless.

8.5 It has full right and authorization to execute and deliver this Agreement and other

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     documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

8.6 There is no pending or, to the knowledge of Focus Media Wireless, threatened litigation, legal process or demand by any court or any arbitral tribunal against Focus Media Wireless, or their property (including but are not limited to the Pledged Property), nor is there any pending or, to the knowledge of Focus Media Wireless, threatened litigation, legal process or demand by any government authority or any administration authority against Focus Media Wireless, or their property (including but are not limited to the Pledged Property), which is of material or detrimental effect on the economic status of Focus Media Wireless or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

8.7 Focus Media Wireless hereby agree to bear joint responsibilities to Pledgee in respect of the representations and Warranties made by its relevant Plegor according to Article 7.5, Article 7.6, Article 7.7, Article 7.9 and
     Article 7.11 hereof.

8.8 Focus Media Wireless hereby warrant to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

                      ARTICLE 9 - UNDERTAKINGS BY PLEDGORS

Each of Pledgors hereby individually undertakes to Pledgee in respect of it and its Focus Media Wireless of which it holds equity as follows:

9.1 Without the prior written consent by Pledgee, Pledgors shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

9.2 Without first giving written notice to Pledgee and having Pledgee's prior written consent, Pledgors shall not transfer the Pledged Property, and any attempt by Pledgors to transfer the Pledged Property shall be null and void. The proceeds

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     from transfer of the Pledged Property by Pledgors shall be used to repay to
     Pledgee in advance the Guaranteed Liabilities or submit the same to the third party agreed with Pledgee.

9.3 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Pledgors or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgors undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

9.4 Pledgors shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

9.5 Pledgors guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

9.6 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgors guarantee that they will take all necessary measures to realize such assignment.

9.7 Without the prior written consent by the Pledgee, if the business term of Focus Media Wireless expires during the term of this Agreement, each Pledgor shall then take all necessary measures to extend such business term to ensure the business term of Focus Media Wireless not be expired during the term of this Agreement.

                ARTICLE 10 - UNDERTAKINGS BY FOCUS MEDIA WIRELESS

10.1 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance

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     hereof and the Equity Pledge hereunder will be cooperated to handle or obtain by Focus Media Wireless to their best and will be ensured to remain full effective during the valid term of this Agreement.

10.2 Without the prior written consent by Pledgee, Focus Media Wireless shall not cooperate to establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

10.3 Without having Pledgee's prior written consent, Focus Media Wireless shall not cooperate to transfer or permit to transfer the Pledged Property.

10.4 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Focus Media Wireless or Pledgee under the Transaction Agreements and hereunder or the equity of Focus Media Wireless as the Pledged Property, Focus Media Wireless undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

10.5 Focus Media Wireless shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

10.6 Focus Media Wireless shall provide Pledgee with the financial statement of the last calendar season within the first month of each calendar season, including but are not limited to the balance sheet, the income statement and the statement of cash flow.

10.7 Focus Media Wireless guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

10.8 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Focus Media Wireless guarantee that they will take

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     all necessary measures to realize such assignment.

                      ARTICLE 11 - CHANGE OF CIRCUMSTANCES

As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgors and Focus Media Wireless shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

     (1)  keep this Agreement remain in effect;

     (2) facilitate the disposal of the Pledged Property in the way provided herein; and/or

     (3) maintain or realize the intention or the guarantee established hereunder.

              ARTICLE 12 - EFFECTIVENESS AND TERM OF THIS AGREEMENT

12.1 This Agreement shall become effective when this Agreement is duly executed by Pledgee, Focus Media Wireless and the Pledgors who hold the equity interest in Focus Media Wireless.

12.2 The Pledgors who hold the equity interest in Focus Media Wireless and Focus Media Wireless shall legally record the Equity Pledge in the shareholders' register of Focus Media Wireless. Pledgors shall provide the registration certification of the Equity Pledge being recorded in the shareholders' register as mentioned above to Pledgee in a way satisfactory to Pledgee.

12.3 This Agreement shall have its valid term until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities.


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                               ARTICLE 13 - NOTICE

13.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

13.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

                           ARTICLE 14 - MISCELLANEOUS

14.1 Pledgee may, upon notice to Pledgors and Focus Media Wireless but not necessarily with Pledgors and Focus Media Wireless's consent, assign Pledgee's rights and/or obligations hereunder to any third party; provided that Pledgors may not, without Pledgee's prior written consent, assign Pledgors' rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgors shall continue to perform the obligations of Pledgors under this Agreement.

14.2 This Agreement shall be prepared in the Chinese language in four (4) original copies, with each involved Party holding one (1) copy hereof.

14.3 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to PRC Law.

14.4 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

14.5 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the

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      exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

14.6 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter, the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

14.7 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

14.8 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

14.9 This Agreement shall substitute any other documents on the same subject executed by relevant Parties hereof once duly executed.

14.10 Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to
      Article 14.1 of this Agreement, the amendments or supplements to this Agreement shall take effect only when properly signed by the Parties to this Agreement.

14.11 This Agreement shall be binding on the legal successors of the Parties.

14.12 At the time of execution hereof, each of Pledgors shall sign respectively a Power of Attorney (as set out in Appendix I hereto, hereinafter, the "POWER OF ATTORNEY") to authorize any person designated by the Pledgee to sign on the Pledgee's behalf according to this Agreement any and all legal documents necessary for the exercise of Pledgee's rights hereunder. Such Power of Attorney shall be delivered to the Pledgee to keep in custody and, when necessary, the Pledgee may at any time submit the Power of Attorney to the relevant government authority.

                   [The remainder of this page is left blank]

IN WITNESS HEREOF, the following Parties have caused this Equity Pledge Agreement to be executed as of the date and in the place first here above mentioned.

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(chop)
Signature by Legal Representative:   /s/ Jason Nanchun Jiang
                                  -----------------------------

SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(chop)
Signature by Legal Representative:   /s/ Jason Nanchun Jiang
                                  -----------------------------

BEIJING DOTAD TECHNOLOGY CO., LTD.
(chop)
Signature by Legal Representative:   /s/ Jason Nanchun Jiang
                                  -----------------------------

BEIJING FOCUS MEDIA WIRELESS CO., LTD.
Signature by Legal Representative:   /s/ Jason Nanchun Jiang
                                  -----------------------------

APPENDIX I:

                                POWER OF ATTORNEY

The company hereby irrevocably entrust Mr. Jason Nanchun Jiang [Identity Card number: 310109730305521], as the authorized representative of the company, to sign all the necessary or useful legal documents for the exercise of the rights by Beijing Dotad Technology Co., Ltd under the Equity Pledge Agreement among Beijing Dotad Technology Co., Ltd, the company, Beijing Focus Media Wireless Co., Ltd and other relevant party dated _____, 2006.

                  Shanghai Focus Media Advertisement Co., Ltd.
                  (Chop)
                                  Signature:__________________

                                  Date:_______________________

                                POWER OF ATTORNEY

The company hereby irrevocably entrust Mr. Jason Nanchun Jiang [Identity Card number: 310109730305521], as the authorized representative of the company, to sign all the necessary or useful legal documents for the exercise of the rights by Beijing Dotad Technology Co., Ltd under the Equity Pledge Agreement among Beijing Dotad Technology Co., Ltd, the company, Beijing Focus Media Wireless Co., Ltd and other relevant party dated _____, 2006.

                   Shanghai Focus Media Advertising Agency Co., Ltd.
                   (Chop)
                                  Signature:________________

                                  Date:_____________________